                                                                EXHIBIT 23.3


                       INDEPENDENT AUDITORS' CONSENT


We consent to the use in Amendment No. 2 to the Registration Statement
No. 333-27497 of Quality Food Centers, Inc. on Form S-4 of our report dated May 2, 1997 on the financial statements of Keith Uddenberg, Inc. appearing in the Prospectus, which is a part of this Registration Statement, and the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
July 22, 1997